Exhibit 99.1

Fresh Vine Wine Receives Notice of Noncompliance with NYSE American Listing Standards

Charlotte, NC – January 10, 2025 – Fresh Vine Wine, Inc. ("Fresh Vine ") (NYSE American:VINE) today announced that on January 6, 2025, Fresh Vine received a letter from NYSE American LLC notifying Fresh Vine that it is not in compliance with Section 704 of the NYSE American Company Guide because Fresh Vine failed to hold an annual meeting for the fiscal year ended December 31, 2023 by December 31, 2024.

Fresh Vine intends to hold a meeting of stockholders in the next several months with respect to the proposed business combination with Adifex Holdings LLC, which meeting Fresh Vine expects will bring it into compliance with Section 704.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified using words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Among these risks and uncertainties are those set forth in Fresh Vine's annual report on Form 10-K for the year ended December 31, 2023, and subsequently filed documents with the SEC. In addition to such risks and uncertainties, risks and uncertainties related to forward-looking statements contained in this press release include statements relating to Fresh Vine's business and the pursuit of Fresh Vine's strategic options, including the proposed business combination with Amaze Software. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including without limitation: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Fresh Vine's securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of Fresh Vine; (iii) the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination or abandonment of the Business Combination Agreement; (v) the potential effect of the announcement or pendency of the Business Combination on Amaze's or Fresh Vine's business relationships, performance and business generally, including potential difficulties in employee retention; (vi) risks that the Business Combination disrupts current plans and operations of Fresh Vine or Amaze; (vii) the outcome of any legal proceedings that may be instituted against Fresh Vine related to the Business Combination Agreement or the Business Combination; (viii) the risk that Fresh Vine will be unable to maintain the listing of Fresh Vine's securities on NYSE American; (ix) the risk that the price of Fresh Vine's securities, or the price of Pubco Common Stock following the closing, may be volatile due to a variety of factors, including changes in the competitive industries in which Fresh Vine or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Fresh Vine's or Amaze's business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities; (xi) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Amaze's customers and suppliers operate in that could adversely impact Amaze's operations; (xii) the risk that Fresh Vine and/or Amaze may not achieve or sustain profitability; (xiii) the risk that Fresh Vine and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiv) the risk that Fresh Vine and/or Amaze experiences difficulties in managing its growth and expanding operations. A further description of the risks and uncertainties relating to the business of Fresh Vine is contained in Fresh Vine's most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC. Fresh Vine cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Fresh Vine's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and Fresh Vine undertakes no obligation to update or revise any forward-looking statements as a result of new information, future events or changes in its expectations.